UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective November 29, 2011, DHI Mortgage Company, Ltd., a Texas limited partnership (“DHI Mortgage” or the “Seller”), and a subsidiary of D.R. Horton, Inc., and U.S. Bank National Association, a national banking association, as a Buyer, as Administrative Agent, and as Syndication Agent (“U.S. Bank” or “Buyer”) entered into a Seventh Amendment to the Master Repurchase Agreement dated March 27, 2008 (the “Master Repurchase Agreement”), as amended by, the First Amendment to the Master Repurchase Agreement, dated March 5, 2009, the Second Amendment to the Master Repurchase Agreement dated September 23, 2009, the Third Amendment to the Master Repurchase Agreement dated March 4, 2010, the Fourth Amendment to the Master Repurchase Agreement dated July 30, 2010, the Fifth Amendment to the Master Repurchase Agreement dated March 4, 2011 and the Sixth Amendment to the Master Repurchase Agreement dated June 29, 2011 (the Master Repurchase Agreement, as amended, the “Repurchase Facility”).

The primary purpose of the Repurchase Facility is to provide financing and liquidity to DHI Mortgage by facilitating purchase transactions in which DHI Mortgage transfers eligible loans to buyers against the transfer of funds by buyers (thereby becoming purchased loans). The purchase transactions are based on the terms and conditions in the Repurchase Facility and the ancillary or operative agreements attached thereto or referred to therein. Amounts outstanding under the Repurchase Facility are not guaranteed by D.R. Horton, Inc. or any of its subsidiaries that guarantee their homebuilding debt.

The Seventh Amendment provides that the capacity of the facility (“Committed Sum”) be increased from $100,000,000 to $180,000,000. Additionally, advances under the amended Repurchase Facility will carry a Pricing Rate based on the Libor Rate plus the Libor Margin, which combined will not be less than 2.75%. Further, the Seventh Amendment also provides for a commitment fee of 0.25% per annum on the Unused Portion for any fiscal quarter that is greater than sixty percent of the average daily amount of the Maximum Aggregate Commitment.

The Repurchase Facility has a term of the earlier of (i) March 4, 2012, or (ii) the date when the Buyers’ Commitments are terminated pursuant to the Repurchase Facility, by order of any Governmental Authority or by operation of law. The Seventh Amendment is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01. “Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Seventh Amendment to Master Repurchase Agreement, dated November 29, 2011 by and between DHI Mortgage Company, Ltd. and U.S. Bank National Association, as Buyer, Administrative Agent and Syndication Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

Date: December 1, 2011	By:	/s/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Seventh Amendment to Master Repurchase Agreement, dated November 29, 2011 by and between DHI Mortgage Company, Ltd. and U.S. Bank National Association, as Buyer, Administrative Agent and Syndication Agent.